Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
On February 24, 2021, ICON plc announced it has entered into a Merger Agreement to acquire PRA Health Sciences, Inc. (‘PRA’) in a cash and stock transaction valued at approximately $12 billion. The per share merger consideration consists of $80 in cash and 0.4125 shares of ICON stock. The boards of directors of both companies have approved the acquisition. Subject to receipt of regulatory clearances and approval by shareholders of both companies, the acquisition is expected to close in the third quarter of 2021, and upon completion, ICON shareholders will own approximately 66% of the combined company and PRA shareholders will own approximately 34% of the combined company.

In conjunction with the execution of the Merger Agreement, ICON entered into a commitment letter with Citigroup Global Markets Inc. (“Citi”) pursuant to which Citi has committed to provide to ICON a senior secured revolving credit facility in an aggregate principal amount of up to $300.0 million and a senior secured bridge loan facility in an aggregate principal amount of up to $6,060.0 million to, among other things, finance ICON’s obligations in respect of the transactions contemplated by the Merger Agreement. The effectiveness of such credit facilities is subject to the occurrence of customary closing conditions, including the consummation of the Merger.
The Company has evaluated subsequent events from the Balance Sheet date through February 24, 2021, the date at which the consolidated financial statements were available to be issued. Other than the matters described above, the Company has determined that there are no items to disclose.